NEITHER THIS SECURITY NOR THE SECURITIES AS TO WHICH THIS SECURITY MAY BE EXERCISED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

AB INTERNATIONAL GROUP CORP.

Warrant Shares: 4,200

Date of Issuance: March 12, 2020 (“Issuance Date”)

This COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received in connection with a convertible promissory note in the principal amount of $38,500 (the “Note”), Armada Capital Partners LLC, a Delaware limited liability company (including any permitted and registered assigns, the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance hereof, to purchase from AB International Group Corp., a Nevada corporation (the “Company”), 4,200 shares of Common Stock (as defined below) (the “Warrant Shares”) at the Exercise Price per share then in effect (whereby such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant).

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 12 below. For purposes of this Warrant, the term “Exercise Price” shall mean $12.50 subject to adjustment as provided herein (including but not limited to cashless exercise), and the term “Exercise Period” shall mean the period commencing on the Issuance Date and ending on 5:00 p.m. eastern standard time on the five-year anniversary thereof.

1.	EXERCISE OF WARRANT.

(a)                 Mechanics of Exercise. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. On or before the second Trading Day (the “Warrant Share Delivery Date”) following the date on which the Holder sent the Exercise Notice to the Company or the Company’s transfer agent, and upon receipt by the Company of payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which all or a portion of this Warrant is being exercised (the “Aggregate Exercise Price” and together with the Exercise Notice, the “Exercise Delivery Documents”) in cash or by wire transfer of immediately available funds (or by cashless exercise, in which case there shall be no Aggregate Exercise Price provided), the Company shall (or direct its transfer agent to) issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise (or deliver such shares of Common Stock in electronic format if requested by the Holder). Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

If the Company fails to cause its transfer agent to transmit to the Holder the respective shares of Common Stock by the respective Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise in Holder’s sole discretion, and such failure shall be deemed an event of default under the Note.

If the Market Price of one share of Common Stock is greater than the Exercise Price, the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and a Notice of Exercise, in which event the Company shall issue to Holder a number of Common Stock computed using the following formula:

X = Y (A-B)

A

Where X = the number of Warrant Shares to be issued to Holder.

Y =	the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

A =       the Market Price (at the date of suchcalculation).

B =       Exercise Price (as adjusted to the date of suchcalculation).

(b)                 No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(c)                 Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to issuance of Warrant Shares upon exercise as set forth on the applicable Notice of Exercise, the

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Holder (together with the Holder’s Affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation, as defined below. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including without limitation any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph (d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this paragraph applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.

For purposes of this paragraph, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the request of a Holder, the Company shall within two Trading Days confirm to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. The Company covenants that this Warrant is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full exercise of this Warrant. The Company is required at all times to have authorized and reserved ten times the number of shares that is actually issuable upon full exercise of the Warrant (based on the Exercise Price in effect at that time)(the “Reserved Amount”). The Reserved Amount shall be increased from time to time in accordance with the Company’s obligations hereunder.

2.                   ADJUSTMENTS. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)                 Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

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(i)                  any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(ii)                the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i); provided, however, that in the event that the Distribution is of shares of common stock of a company (other than the Company) whose common stock is traded on a national securities exchange or a national automated quotation system (“Other Shares of Common Stock”), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i) and the number of Warrant Shares calculated in accordance with the first part of this clause (ii).

(b)                 Anti-Dilution Adjustments to Exercise Price. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or securities entitling any person or entity to acquire shares of Common Stock (upon conversion, exercise or otherwise) (including but not limited to under the Note), at an effective price per share less than the then Exercise Price (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, elimination of an applicable floor price for any reason in the future (including but not limited to the passage of time or satisfaction of certain condition(s)), reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled or potentially entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price at any time while such Common Stock or Common Stock Equivalents are in existence, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance (regardless of whether the Common Stock or Common Stock Equivalents are (i) subsequently redeemed or retired by the Company after the date of the Dilutive Issuance or (ii) actually converted or exercised at such Base Share Price), then the Exercise Price shall be reduced at the option of the Holder and only reduced to equal the Base Share Price, and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment (for the avoidance of doubt, the aggregate Exercise Price prior to such adjustment is calculated as follows: the total number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment (without regard to the Beneficial Ownership Limitation) multiplied by the Exercise Price in effect immediately prior to such adjustment). By way of example, if E is the total number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment (without regard to the Beneficial Ownership Limitation), F is the Exercise Price in effect immediately prior to such adjustment, and G is the Base Share Price,

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the adjustment to the number of Warrant Shares can be expressed in the following formula: Total number of Warrant Shares after such Dilutive Issuance = the number obtained from dividing [E x F] by G. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued, regardless of whether the Common Stock or Common Stock Equivalents are (i) subsequently redeemed or retired by the Company after the date of the Dilutive Issuance or (ii) actually converted or exercised at such Base Share Price by the holder thereof (for the avoidance of doubt, the Holder may utilize the Base Share Price even if the Company did not actually issue shares of its common stock at the Base Share Price under the respective Common stock Equivalents). The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 2(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 2(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

(c)                 Subdivision or Combination of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(c) shall become effective at the close of business on the date the subdivision or combination becomes effective. Each such adjustment of the Exercise Price shall be calculated to the nearest one-hundredth of a cent. Such adjustment shall be made successively whenever any event covered by this Section 2(c) shall occur.

3.                   FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the “Successor Entity”), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of shares of Common Stock of the Successor Entity or of the Company and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions,

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any Successor Entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration.

4.                   NON-CIRCUMVENTION. The Company covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise) as further provided in this Warrant.

5.                   WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6.	REISSUANCE.

(a)                 Lost, Stolen or Mutilated Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b)                 Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

7.                   TRANSFER. This Warrant shall be binding upon the Company and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior signed written consent of the Holder, which consent may be withheld at the sole discretion of the Holder (any such assignment or transfer shall be null and void if the Company does not obtain the prior signed written consent of the Holder). This Warrant or any of the severable rights and obligations inuring to the benefit of or to be performed by Holder hereunder may be assigned by Holder to a third party, in whole or in part, without the need to obtain the Company’s consent thereto.

8.                   NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement. The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any stock or other securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock or other property, pro rata to the holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

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9.                   AMENDMENT AND WAIVER. The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

10.               GOVERNING LAW AND VENUE. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts located in New York, NY or in the federal courts located in New York, NY. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

11.               ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12.               CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)	“Nasdaq” means www.Nasdaq.com.

(b)                 “Closing Sale Price” means, for any security as of any date, (i) the last closing trade price for such security on the Principal Market, as reported by Nasdaq, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Nasdaq, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Nasdaq, or (iii) if no last trade price is reported for such security by Nasdaq, the average of the bid and ask prices of any market makers for such security as reported by the OTC Markets. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(c)                 “Common Stock” means the Company’s common stock, and any other class of securities into which such securities may hereafter be reclassified or changed.

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(d)                 “Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(e)                 “Dilutive Issuance” is any issuance of Common Stock or Common Stock Equivalents described in Section 2(c) above; provided, however, that a Dilutive Issuance shall not include any Exempt Issuance.

(f)                  “Exempt Issuance” means the issuance of (i) shares of Common Stock or options to officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non- employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (ii) securities issued pursuant to acquisitions approved by a majority of the disinterested directors of the Company, (iii) shares of Common Stock issued in connection with regularly scheduled dividend payments on any preferred stock of the Company, and (iv) shares of Common Stock issued pursuant to any real property leasing arrangement or financing from a national bank approved by the Board of Directors of the Company.

(g)                 “Principal Market” means the primary national securities exchange on which the Common Stock is then traded.

(h)                 “Market Price” means the highest traded price of the Common Stock during the sixty Trading Days prior to the date of the respective Exercise Notice.

(i)                  “Trading Day” means (i) any day on which the Common Stock is listed or quoted and traded on its Principal Market, (ii) if the Common Stock is not then listed or quoted and traded on any national securities exchange, then a day on which trading occurs on any over-the-counter markets, or (iii) if trading does not occur on the over-the-counter markets, any Business Day.

13.                 MOST FAVORED NATION. While any portion of this Warrant remains unexercised, the Company shall not enter into any public or private offering of its securities (including securities convertible into shares of Common Stock) with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable to such Other Investor than the rights and benefits established in favor of the Holder by this Warrant unless, in any such case, the Holder has been provided with such rights and benefits pursuant to a definitive written agreement or agreements between the Company and the Holder. From the date hereof and for so long as any portion of this Warrant remains unexercised, in the event that the Company issues or sells any Common Stock or Common Stock Equivalents or issues, any other securities convertible into, exercisable for, or otherwise entitle any person or entity the right to acquire, shares of Common Stock, if the Holder then holding any unexercised portion of this Warrant, believes that any of the terms and conditions appurtenant to such issuance or sale are more favorable to such investor(s) than are the terms and conditions granted to the Holder, then such additional or more favorable term, at Holder’s option, shall automatically become a part of the transaction documents (including but not limited to this Warrant) with the Holder. The Company shall provide the Holder with notice of any such issuance or sale not later than two (2) Trading Days before such issuance or sale.

* * * * * * *

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

AB INTERNATIONAL GROUP CORP.

/s/ Chiyuan Deng

Name: Chiyuan Deng

Title: Chief Executive Officer

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EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Common Stock Purchase Warrant)

THE UNDERSIGNED holder hereby exercises the right to purchase of the shares of Common Stock (“Warrant Shares”) of AB International Group Corp., a Nevada corporation (the “Company”), evidenced by the attached copy of the Common Stock Purchase Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.	Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

☐	a cash exercise with respect to Warrant Shares; or
☐	by cashless exercise pursuant to the Warrant.

2.	Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable Aggregate Exercise Price in the sum of $ to the Company in accordance with the terms of the Warrant.

3.	Delivery of Warrant Shares. The Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

Date: __________________________

(Print Name of Registered Holder)

By: ________________________________

Name: _____________________________

Title: _______________________________

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EXHIBIT B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto_________________ the right to purchase ______________________ shares of common stock of AB International Group Corp., to which the within Common Stock Purchase Warrant relates and appoints _____________________, as attorney-in-fact, to transfer said right on the books of AB International Group Corp. with full power of substitution and re- substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated: ____________________________

(Signature) *

(Name) (Address)

(Social Security or Tax Identification No.)

* The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Common Stock Purchase Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

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